Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(0.60)	$(0.11)	$(2.43)	$(0.54)	$0.12	$(0.02)	$2.17	$0.41
Notable items impact on earnings per share(a)	(0.72)	(0.19)	(2.14)	(0.48)	0.01	(0.25)	1.60	(0.16)
Adjusted diluted net earnings per share(a)	$0.12	$0.08	$(0.29)	$(0.06)	$0.11	$0.23	$0.57	$0.57
Diluted weighted average # of shares outstanding	385.8	385.0	378.8	378.8	381.3	379.1	382.3	382.8

Total Net Sales	$2,177	$2,753	$2,076	$1,798	$2,045	$2,382	$2,458	$2,297
Cost of goods sold	1,950	2,473	1,996	1,757	1,788	2,027	2,046	1,862
Gross Margin	$227	$280	$80	$41	$257	$355	$412	$435
SG&A	78	78	105	68	95	98	111	102
Other operating (income) expense(p) (r)	391	62	1,170	39	76	159	6	20
Operating earnings	$(242)	$140	$(1,195)	$(66)	$86	$98	$295	$313
Interest expense, net	(46)	(43)	(47)	(41)	(49)	(43)	(47)	(45)
Consolidated foreign currency gain/(loss)	21	(54)	31	(214)	34	6	110	(46)
Earnings from consolidated companies before income taxes	(271)	52	(1,214)	(317)	73	66	359	225
Provision for (benefit from) income taxes	(52)	69	(289)	(133)	(3)	38	(480)	60
Earnings (loss) from consolidated companies	$(219)	$(17)	$(925)	$(184)	$76	$28	$839	$165
Equity in net earnings (loss) of nonconsolidated companies	(11)	(23)	(25)	(20)	(30)	(32)	(11)	(7)
Less: Net earnings (loss) attributable to noncontrolling interests	3	4	(29)	(1)	(1)	2	—	1
Net earnings (loss) attributable to Mosaic	$(233)	$(44)	$(921)	$(203)	$47	$(6)	$828	$157
After tax Notable items included in earnings	$(277)	$(72)	$(810)	$(182)	$6	$(93)	$610	$(63)

Gross Margin Rate	10%	10%	4%	2%	13%	15%	17%	19%

Effective Tax Rate (including discrete tax)	19%	133%	24%	42%	(4)%	58%	(134)%	27%
Discrete Tax benefit (expense)	$(10)	$(16)	$(41)	$28	$3	$(2)	$580	$(4)

Depreciation, Depletion and Amortization	$221	$211	$233	$217	$215	$206	$208	$209
Accretion Expense	$13	$16	$17	$18	$17	$17	$17	$17
Share-Based Compensation Expense	$7	$2	$5	$(10)	$8	$7	$12	$15
Notable Items	$347	$69	$1,113	$285	$20	$101	$(134)	$50
Adjusted EBITDA(b)	$360	$389	$227	$234	$383	$438	$508	$560

Net cash provided by (used in) operating activities	$507	$486	$278	$190	$809	$341	$238	$319
Cash paid for interest (net of amount capitalized)	92	14	86	14	88	8	90	1
Cash paid for income taxes (net of refunds)	10	11	(70)	67	(93)	11	21	83
Net cash used in investing activities	$(359)	$(327)	$(347)	$(270)	$(258)	$(267)	$(395)	$(309)
Capital expenditures	(295)	(322)	(340)	(264)	(258)	(265)	(385)	(289)
Net cash (used in) provided by financing activities	$(143)	$105	$(66)	$698	$(530)	$(219)	$(233)	$122
Cash dividends paid	(19)	(19)	(19)	(19)	(19)	(19)	(19)	87
Effect of exchange rate changes on cash	$11	$(24)	$9	$(69)	$(11)	$(2)	$39	$(20)
Net change in cash and cash equivalents	$16	$240	$(126)	$549	$10	$(147)	$(351)	$112

Short-term debt	$94	$88	$42	$1,008	$610	$216	$—	$15
Long-term debt (including current portion)	4,585	4,576	4,572	4,572	4,587	4,578	4,578	4,470
Cash & cash equivalents	402	641	519	1,069	1,073	923	574	692
Net debt	$4,277	$4,023	$4,095	$4,511	$4,124	$3,871	$4,004	$3,793

Segment Contributions (in millions)
Phosphates	$917	$820	$698	$619	$763	$745	$990	$1,001
Potash	599	616	395	442	555	464	559	477
Mosaic Fertilizantes	833	1,388	864	731	787	1,140	823	764
Corporate and Other(c)	(172)	(71)	119	6	(60)	33	86	55
Total net sales	$2,177	$2,753	$2,076	$1,798	$2,045	$2,382	$2,458	$2,297

Phosphates	$(393)	$(70)	$(712)	$(107)	$(59)	$(115)	$134	$153
Potash	174	148	(452)	94	124	87	95	125
Mosaic Fertilizantes	2	98	5	29	77	144	97	90
Corporate and Other(c)	(25)	(36)	(36)	(82)	(56)	(18)	(31)	(55)
Consolidated operating earnings	$(242)	$140	$(1,195)	$(66)	$86	$98	$295	$313

Phosphates(d)	2,184	2,194	2,011	1,919	2,235	2,064	2,316	2,062
Potash(d)	2,163	2,321	1,499	1,899	2,559	2,264	2,675	1,980
Mosaic Fertilizantes	2,101	3,424	2,192	2,077	2,558	3,588	2,341	2,064
Corporate and Other	333	348	538	223	501	648	629	475
Total finished product tonnes sold ('000 tonnes)	6,781	8,287	6,240	6,118	7,853	8,564	7,961	6,581
Sales of Performance Products ('000 tonnes)(e)	785	1,138	1,003	704	985	1,094	1,267	1,023

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$917	$820	$698	$619	$763	$745	$990	$1,001
Cost of Goods Sold	929	839	804	702	745	723	821	828
Gross Margin	$(12)	$(19)	$(106)	$(83)	$18	$22	$169	$173
Notable Items Included in Gross Margin	(5)	(7)	(16)	(5)	(8)	—	—	—
Adjusted Gross Margin(b)	$(7)	$(12)	$(90)	$(78)	$26	$22	$169	$173

SG&A	7	9	11	9	10	12	7	10
Other operating (income) expense(r)	374	42	595	15	67	125	28	10

Operating Earnings	$(393)	$(70)	$(712)	$(107)	$(59)	$(115)	$134	$153
Plus: Depreciation, Depletion and Amortization	105	109	113	114	113	108	107	102
Plus: Accretion Expense	10	12	12	13	11	12	12	12
Plus: Foreign Exchange Gain (Loss)	(2)	4	(2)	14	2	1	(1)	6
Plus: Other Income (Expense)	—	12	—	5	—	4	2	5
Less: Earnings (loss) from Consolidated Noncontrolling Interests	5	5	(29)	—	—	2	2	3
Plus: Notables Items	371	6	593	(11)	57	110	14	(4)
Adjusted EBITDA(b)	$86	$68	$33	$28	$124	$118	$266	$271

Capital expenditures	$122	$124	$179	$138	$122	$115	$163	$153
Gross Margin $ / tonne of finished product	$(7)	$(10)	$(52)	$(43)	$7	$11	$73	$84
Adjusted Gross Margin $ / tonne of finished product	$(5)	$(6)	$(45)	$(41)	$12	$11	$73	$84
Gross margin as a percent of sales	(1)%	(2)%	(15)%	(13)%	2%	3%	17%	17%

Freight included in finished goods (in millions)	$91	$86	$94	$76	$86	$85	$109	$97
Idle/Turnaround costs (excluding notable items)	$43	$18	$39	$35	$13	$25	$15	$41

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,275	1,310	1,276	1,332	1,166	1,134	1,304	1,210
Performance & other products(f)	766	769	608	486	957	822	877	724
Other products(i)	144	114	127	101	112	108	135	128
Total Finished Product(d)	2,184	2,194	2,011	1,919	2,235	2,064	2,316	2,062

DAP selling price (fob plant)(t)	$345	$310	$266	$274	$287	$307	$363	$426
Average finished product selling price (destination)(g)	$398	$355	$329	$317	$338	$354	$422	$477

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,050	2,111	1,924	1,861	2,117	2,038	2,144	1,911
Operating Rate	85%	87%	79%	75%	85%	82%	86%	77%

Raw Materials
Ammonia used in production	$300	$308	$272	$276	$309	$311	$319	$281
% manufactured ammonia used in production	20%	15%	4%	17%	19%	23%	31%	23%
Sulfur used in production	$951	$985	$886	$816	$966	$907	$946	$841
% prilled sulfur used in production	17%	16%	14%	13%	17%	14%	19%	27%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$337	$306	$305	$309	$289	$273	$277	$316
Sulfur (long ton)(k)	$138	$119	$104	$78	$76	$86	$93	$119
Blended rock	$63	$65	$61	$62	$61	$60	$61	$61

Phosphate cash conversion costs, production / tonne(w)	$65	$63	$62	$65	$58	$63	$63	$63
Cash costs of U.S. mined rock/production tonne(x)	$39	$39	$38	$35	$35	$39	$40	$36

ARO cash spending (in millions)	$26	$29	$24	$21	$26	$28	$29	$32

MWSPC equity earnings (loss)	$(12)	$(23)	$(26)	$(21)	$(31)	$(34)	$(11)	$(8)
MWSPC total sales tonnes (DAP/MAP/NPK)	482	505	623	546	540	487	565	612

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$599	$616	$395	$442	$555	$464	$559	$477
Cost of Goods Sold	418	458	303	333	424	356	439	337
Gross Margin	$181	$158	$92	$109	$131	$108	$120	$140
Notable Items Included in Gross Margin	—	(12)	(22)	(22)	(22)	(19)	(16)	(22)
Adjusted Gross Margin(b)	$181	$170	$114	$131	$153	$127	$136	$162

SG&A	5	6	6	5	6	6	8	7
Other operating (income) expense(p)	2	4	538	10	1	15	17	8

Operating Earnings	$174	$148	$(452)	$94	$124	$87	$95	$125
Plus: Depreciation, Depletion and Amortization	79	63	76	70	70	69	72	80
Plus: Accretion Expense	1	3	2	2	3	2	2	2
Plus: Foreign Exchange Gain (Loss)	26	(20)	27	(150)	66	34	77	15
Plus: Other Income (Expense)	—	1	—	1	2	1	—	—
Plus: Notable Items	(26)	20	506	158	(66)	(24)	(67)	(10)
Adjusted EBITDA(b)	$254	$215	$159	$175	$199	$169	$179	$212

Capital expenditures	$130	$153	$117	$98	$111	$119	$149	$97
Gross Margin $ / tonne of finished product	$84	$68	$61	$57	$51	$48	$45	$71
Adjusted Gross Margin $ / tonne of finished product	$84	$73	$76	$69	$60	$56	$51	$82
Gross margin as a percent of sales	30%	26%	23%	25%	24%	23%	21%	29%

Supplemental Cost Information
Canadian resource taxes	$56	$58	$13	$32	$52	$26	$36	$35
Royalties	$11	$9	$7	$10	$9	$8	$9	$9
Brine inflow expenses(s)	$36	$32	$33	$33	$26	$28	$24	$23
Freight(l)	$68	$79	$62	$74	$85	$73	$81	$78
Idle/Turnaround costs (excluding notable items)	$25	$49	$40	$3	$—	$15	$27	$2

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,919	2,099	1,313	1,709	2,282	2,030	2,435	1,747
Performance & other products(m)	231	210	173	177	264	223	228	221
Other products(i)	14	11	13	13	12	11	12	12
Total Finished Product(d)	2,163	2,321	1,499	1,899	2,559	2,264	2,675	1,980

Crop Nutrients North America	761	906	625	832	977	837	942	876
Crop Nutrients International	1,277	1,283	745	947	1,447	1,327	1,612	967
Non-Agricultural	125	132	129	120	135	100	121	137
Total Finished Product(d)	2,163	2,321	1,499	1,899	2,559	2,264	2,675	1,980

MOP selling price (fob mine)(u)	$246	$235	$224	$200	$180	$170	$176	$200
Average finished product selling price (destination)(g)	$277	$266	$264	$233	$217	$205	$209	$241

Production Volumes ('000 tonnes)
Production Volume	2,180	1,771	1,663	2,068	2,198	2,111	2,056	2,285
Operating Rate	83%	67%	63%	85%	91%	87%	85%	94%

MOP cash costs of production including brine / production tonne(n)	$60	$61	$56	$57	$56	$52	$59	$64

MOP cash costs of brine management / production tonne	$28	$24	$21	$21	$15	$16	$21	$15
ARO cash spending (in millions)	$2	$1	$3	$1	$2	$2	$3	$1

Average CAD / USD	$1.338	$1.320	$1.320	$1.390	$1.387	$1.333	$1.304	$1.266

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$833	$1,388	$864	$731	$787	$1,140	$823	$764
Cost of Goods Sold	798	1,256	794	665	686	963	747	661
Gross Margin	$35	$132	$70	$66	$101	$177	$76	$103
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$35	$132	$70	$66	$101	$177	$76	$103

SG&A	22	23	34	24	19	17	21	18
Other operating (income) expense	11	11	31	13	5	16	(42)	(5)

Operating Earnings	$2	$98	$5	$29	$77	$144	$97	$90
Plus: Depreciation, Depletion and Amortization	32	34	38	28	27	25	25	23
Plus: Accretion Expense	2	1	3	3	3	3	3	3
Plus: Foreign Exchange Gain (Loss)	(3)	(39)	7	(81)	(27)	(3)	9	(33)
Plus: Other Income (Expense)	(2)	(2)	(2)	(1)	(2)	(1)	(1)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	—	1	1	—	—	1	1	—
Plus: Notable Items	7	35	28	90	31	14	(17)	22
Adjusted EBITDA(b)	$38	$126	$78	$68	$109	$181	$115	$104

Capital expenditures	$41	$43	$46	$25	$20	$28	$72	$39
Gross Margin $ / tonne of finished product	$17	$39	$32	$32	$39	$49	$32	$50
Adjusted Gross Margin $ / tonne of finished product	$17	$39	$32	$32	$39	$49	$32	$50
Gross margin as a percent of sales	4%	10%	8%	9%	13%	16%	9%	13%
Idle/Turnaround costs (excluding notable items)	$36	$28	$16	$4	$36	$7	$16	5

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	763	846	584	699	1,161	1,343	610	536
Potash produced in Brazil	81	88	87	75	71	85	74	63
Purchased nutrients for distribution(q)	1,257	2,490	1,521	1,303	1,326	2,160	1,657	1,465
Total Finished Product	2,101	3,424	2,192	2,077	2,558	3,588	2,341	2,064

Sales of Performance Products ('000 tonnes)(e)	220	490	340	150	301	518	357	172

Brazil MAP price (Brazil production delivered price to third party)	$446	$406	$365	$330	$314	$366	$384	$421
Average finished product selling price (destination)(g)	$396	$405	$394	$352	$308	$318	$352	$370

Production Volumes ('000 tonnes)
MAP	73	198	275	289	306	284	219	235
TSP	132	45	102	107	126	135	99	107
SSP	280	263	341	279	331	335	274	301
DCP	86	113	105	128	140	125	126	106
NPK	8	41	29	45	61	37	34	54
Total phosphate tonnes produced	579	660	852	848	964	916	752	803
MOP	108	105	134	106	113	109	110	82

Phosphate operating rate	56%	62%	79%	77%	88%	83%	67%	73%
Potash operating rate	64%	62%	79%	77%	67%	64%	65%	49%

Realized Costs ($/tonne)
Ammonia/tonne	$378	$375	$332	$352	$327	$329	$338	$381

Sulfur (long ton)	$196	$178	$150	$117	$100	$107	$113	$124
Blended rock	$106	$103	$94	$75	$67	$65	$71	$73

Purchases ('000 tonnes)
DAP/MAP from Mosaic	301	201	176	154	193	82	109	64
MicroEssentials® from Mosaic	356	294	83	117	407	373	189	203
Potash from Mosaic/Canpotex	558	868	192	293	708	622	383	489

Phosphate cash conversion costs in BRL, production / tonne(w)	R$379	R$351	R$289	R$309	R$265	R$302	R$376	R$353
Potash cash conversion costs in BRL, production / tonne	R$613	R$665	R$552	R$589	R$661	R$810	R$835	R$879
Mined rock costs in BRL, cash produced / tonne	R$336	R$299	R$342	R$312	R$314	R$324	R$375	R$392
ARO cash spending (in millions)	$2	$2	$3	$1	$3	$4.4	$6	$5

Average BRL / USD	$3.920	$3.969	$4.115	$4.451	$5.376	$5.373	$5.403	$5.470

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(172)	$(71)	$119	$6	$(60)	$33	$86	$55
Cost of Goods Sold	(195)	(80)	95	57	(67)	(15)	39	36
Gross Margin (Loss)	$23	$9	$24	$(51)	$7	$48	$47	$19
Notable items Included in Gross Margin	7	(7)	15	(51)	9	25	39	(8)
Adjusted Gross Margin (Loss)(b)	$16	$16	$9	$—	$(2)	$23	$8	$27

SG&A	44	40	54	30	60	63	75	67
Other operating (income) expense	4	5	6	1	3	3	3	7

Operating Earnings (Loss)	$(25)	$(36)	$(36)	$(82)	$(56)	$(18)	$(31)	$(55)
Plus: Depreciation, Depletion and Amortization	5	5	6	5	5	4	4	4
Plus: Share-Based Compensation Expense	7	2	5	(10)	8	7	12	15
Plus: Foreign Exchange Gain (Loss)	—	1	(1)	3	(7)	(26)	25	(34)
Plus: Other Income (Expense)	(2)	(2)	(1)	—	4	—	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(2)	(2)	(2)	(1)	(1)	(2)	(2)	(1)
Plus: Notable Items	(5)	8	(14)	48	(2)	1	(64)	42
Adjusted EBITDA(b)	$(18)	$(20)	$(43)	$(37)	$(49)	$(30)	$(52)	$(27)

Elimination of profit in inventory income (loss) included in COGS	$13	$28	$9	$2	$(13)	$14	$(2)	$(3)
Unrealized gain (loss) on derivatives included in COGS	$7	$(6)	$15	$(51)	$9	$24	$39	$(8)

Operating Data
Sales volumes ('000 tonnes)	333	348	538	223	501	648	629	475
Sales of Performance Products ('000 tonnes)	36	20	36	27	32	21	30	29

Average finished product selling price (destination)(g)	$399	$385	$398	$343	$321	$310	$317	$336

Purchases ('000 tonnes)
DAP/MAP from Mosaic	52	89	50	—	—	—	—	—
MicroEssentials® from Mosaic	15	—	22	—	—	11	12	—
Potash from Mosaic/Canpotex	253	180	153	367	404	253	363	400

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(46)	$10	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(5)	2	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(22)	5	(0.04)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	11	(3)	0.02
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(4)	(0.01)
Total Notable Items			$(77)	$14	$(0.16)

Q4 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$110	$(26)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	39	(9)	0.08
Pre-acquisition contingencies	Mosaic Fertilizantes	Other operating income (expense)	8	(2)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(16)	4	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(10)	2	(0.03)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	2	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	580	1.52
ARO adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(59)	(0.15)
ARO Adjustment	Potash	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$116	$494	$1.60

Q3 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$6	$(2)	$0.01
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(10)	0.03
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(8)	3	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(19)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(11)	4	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(6)	2	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	6	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(2)	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(73)	28	(0.12)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	—
New Wales environmental reserve	Phosphates	Other operating income (expense)	(35)	14	(0.05)
Integration costs	Consolidated	Other operating income (expense)	(7)	3	(0.01)
Total Notable Items			$(125)	$32	$(0.25)

Q2 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$34	$(15)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	9	(4)	0.01
Accelerated depreciation	Potash	Cost of goods sold	(22)	9	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(12)	5	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	3	(0.01)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	3	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	3	0.01
Government mandated mine shutdown	Phosphates	Cost of goods sold	(8)	3	(0.01)
Legal settlement	Potash	Other operating income (expense)	7	(3)	0.01
Write-down of assets	Mosaic Fertilizantes	Other operating income (expense)	(4)	2	(0.01)
ARO adjustment - closed facilities	Phosphates	Other operating income (expense)	(50)	22	(0.07)
Tax Rate Change	Consolidated	(Provision for) benefit from income taxes	—	32	0.08
Total Notable Items			$(50)	$56	$0.01

Q1 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(214)	$70	$(0.38)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(51)	17	(0.09)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(9)	3	(0.02)
Accelerated depreciation	Potash	Cost of goods sold	(22)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(8)	3	(0.02)
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	5	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	28	0.08
Government mandated mine shutdown	Phosphates	Cost of goods sold	(5)	2	(0.01)
Total Notable Items			$(312)	$130	$(0.48)

Q4 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$31	$(18)	$0.03
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	15	(9)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	13	—	0.03
ARO adjustment	Phosphates	Other operating income (expense)	1	(1)	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(41)	(0.11)
Accelerated depreciation	Potash	Cost of goods sold	(22)	17	(0.01)
ARO adjustment	Potash	Other operating income (expense)	(3)	2	—
Asset write-off	Mosaic Fertilizantes	Other operating income (expense)	(4)	3	—
Goodwill impairment	Phosphates	Other operating income (expense)	(589)	80	(1.34)
Inventory lower of cost or market	Phosphates	Cost of goods sold	(14)	9	(0.01)
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(31)	19	(0.03)
Colonsay write-off	Potash	Restructuring and other (expense)	(530)	263	(0.71)
Total Notable Items			$(1,135)	$325	$(2.14)
Note: The tax effect of Plant City closure costs includes an income tax component of 23.7%, the goodwill impairment includes an income tax componenet of 13.5% and the Colonsay write-off includes an income tax component of 49.7% which are calculated at the rate specific to those earnings.

Q3 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(54)	$16	$(0.10)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(7)	2	(0.01)
Louisiana gypstack costs	Phosphates	Cost of goods sold	(7)	2	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(2)	1	—
Plant City closure costs	Phosphates	Other operating income (expense)	15	(4)	0.03
ARO adjustment	Phosphates	Other operating income (expense)	(31)	9	(0.06)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(16)	(0.05)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	4	(1)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	13	(4)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(12)	4	(0.02)
Total Notable Items			$(81)	$9	$(0.19)
Note: The tax effect of Plant City closure costs includes an income tax component of 22.9%, which is calculated at the rate specific to those earnings.

Q2 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per diluted share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$21	$(5)	$0.04
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	7	(2)	0.01
Louisiana gypstack costs	Phosphates	Cost of goods sold	(5)	1	(0.01)
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	1	—	—
Plant City closure costs	Phosphates	Other operating income (expense)	(369)	85	(0.73)
ARO adjustment	Phosphates	Other operating income (expense)	(3)	1	(0.01)
Miski Mayo flood insurance proceeds	Phosphates	Other operating income (expense)	8	(2)	0.02
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(10)	(0.02)
Total Notable Items			$(347)	$70	$(0.72)

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials and performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Includes industrial and feed sales.
(p)Includes $530 million related to the Colonsay write-off in Q4 of 2019.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Inlcudes a loss of $369 million related to costs for the permanent closure of Plant City in Q2 2019 and $589 million related to the goodwill impairment in Q4 of 2019.
(s)Starting in Q3 2019, includes approximately $6 million per quarter of accelerated depreciation included as a notable item.
(t)Includes intercompany sales.
(u)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(v)Tax impact is based on our expected annual effective tax rate.
(w)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Consolidated Net Income (Loss)	$(233)	$(44)	$(921)	$(203)	$47	$(6)	$828	$157
Less: Consolidated Interest Expense, Net	(46)	(43)	(47)	(41)	(49)	(43)	(47)	(45)
Plus: Consolidated Depreciation, Depletion & Amortization	221	211	233	217	215	206	208	209
Plus: Accretion Expense	13	16	17	17	17	17	15	17
Plus: Share-Based Compensation Expense (Benefit)	7	2	5	(10)	8	7	12	15
Plus: Consolidated Provision for (Benefit from) Income Taxes	(52)	69	(289)	(133)	(3)	38	(480)	60
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(11)	(23)	(25)	(20)	(30)	(32)	(12)	(7)
Plus: Notable Items	347	69	1,113	285	20	101	(134)	50
Consolidated Adjusted EBITDA	$360	$389	$227	$234	$383	$438	$508	$560

Segment Adjusted EBITDA

Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.